                                  POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Mitchell J.  Lindauer  and Kathleen T. Ives each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution, for me and in my capacity as a  Trustee/Director  and/or  Officer of Oppenheimer
Absolute Return Fund, Oppenheimer AMT-Free Municipals,  Oppenheimer AMT-Free New
York  Municipals,  Oppenheimer  Balanced  Fund,  Oppenheimer  Baring China Fund,
Oppenheimer  Baring  Japan  Fund,  Oppenheimer  Baring SMA  International  Fund,
Oppenheimer  California  Municipal Fund,  Oppenheimer Capital Appreciation Fund,
Oppenheimer  Developing Markets Fund,  Oppenheimer  Discovery Fund,  Oppenheimer
Dividend Growth Fund,  Oppenheimer  Emerging Growth Fund,  Oppenheimer  Emerging
Technologies  Fund,   Oppenheimer  Enterprise  Fund,  Oppenheimer  Global  Fund,
Oppenheimer   Global   Opportunities   Fund,   Oppenheimer  Global  Value  Fund,
Oppenheimer  Gold  &   Special  Minerals  Fund,   Oppenheimer  Growth  Fund,
Oppenheimer   Institutional   Money  Market  Fund,   Oppenheimer   International
Diversified   Fund,   Oppenheimer   International   Growth   Fund,   Oppenheimer
International  Small Company  Fund,  Oppenheimer  International  Value Trust (on
behalf of its series Oppenheimer  International Value Fund), Oppenheimer Limited
Term California  Municipal Fund,  Oppenheimer Master  International  Value Fund,
LLC,  Oppenheimer  Money Market Fund, Inc.,  Oppenheimer  Multi-State  Municipal
Trust  (on  behalf  of  its  series   Oppenheimer  New  Jersey  Municipal  Fund,
Oppenheimer  Pennsylvania  Municipal  Fund and  Oppenheimer  Rochester  National
Municipals),  Oppenheimer  Portfolio  Series  (on  behalf of its  series  Active
Allocation Fund, Equity Investor Fund,  Conservative  Investor Fund and Moderate
Investor Fund),  Oppenheimer  Real Estate Fund,  Oppenheimer  Rochester  Arizona
Municipal Fund,  Oppenheimer  Rochester Double Tax-Free Municipals,  Oppenheimer
Rochester General Municipal Fund, Oppenheimer Rochester Maryland Municipal Fund,
Oppenheimer  Rochester   Massachusetts  Municipal  Fund,  Oppenheimer  Rochester
Michigan  Municipal  Fund,   Oppenheimer  Rochester  Minnesota  Municipal  Fund,
Oppenheimer Rochester North Carolina Municipal Fund,  Oppenheimer Rochester Ohio
Municipal Fund,  Oppenheimer  Rochester  Virginia  Municipal  Fund,  Oppenheimer
Select  Value  Fund,  Oppenheimer  Series  Fund,  Inc.  (on behalf of its series
Oppenheimer  Value  Fund),  Oppenheimer  SMA Core  Bond  Fund,  Oppenheimer  SMA
International  Bond  Fund,   Oppenheimer   Transition  2010  Fund,   Oppenheimer
Transition 2015 Fund,  Oppenheimer  Transition 2020 Fund, Oppenheimer Transition
2025 Fund,  Oppenheimer  Transition 2030 Fund, Oppenheimer Transition 2040 Fund,
Oppenheimer  Transition  2050 Fund, OFI Tremont Core  Strategies  Hedge Fund and
Oppenheimer U.S. Government Trust, to sign on my behalf any and all Registration
Statements (including any post-effective  amendments to Registration Statements)
under the Securities Act of 1933, as amended,  and the Investment Company Act of
1940, as amended,  and any amendments  and  supplements  thereto,  and any proxy statements, Forms 3, 4 and 5, or other documents in connection therewith, and to file the same,  with all exhibits  thereto,  and other  documents in  connection therewith, with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 1st day of October 2008.

/s/ Mary Ann Tynan
--------------------------------------
Mary Ann Tynan

Witness:      /s/ Lisa I. Bloomberg
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              Lisa I. Bloomberg, Assistant Secretary